   As filed with the Securities and Exchange Commission on November 7, 1997
                                                Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         -----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         -----------------------------

                        WALKER INTERACTIVE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)
                         -----------------------------
       DELAWARE                                        95-2862954
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                         -----------------------------
                           Marathon Plaza Three North
                               303 Second Street
                            San Francisco, CA  94107
                                 (415) 495-8811
         (Address and telephone number of principal executive offices)

                         -----------------------------
   1995 Nonstatutory Stock Option Plan for Non-Officer Employees, as Amended
                           (Full title of the plans)

                                 Leonard Y. Liu
         Chairman of the Board, President, and Chief Executive Officer
                        Walker Interactive Systems, Inc.
                           Marathon Plaza Three North
                               303 Second Street
                            San Francisco, CA  94107
                                 (415) 957-1711
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ----------------------------
                                   Copies to:
                             Gregory C. Smith, Esq.
                               Cooley Godward LLP
                         One Maritime Plaza, 20th Floor
                         San Francisco, CA  94111-3580
                                 (415) 693-2000

                          ----------------------------

                        CALCULATION OF REGISTRATION FEE

                                             PROPOSED MAXIMUM        PROPOSED MAXIMUM
  TITLE OF SECURITIES    AMOUNT TO BE        OFFERING PRICE PER      AGGREGATE OFFERING        AMOUNT OF
   TO BE REGISTERED      REGISTERED (1)           SHARE (2)               PRICE             REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
Stock Options and          500,000                $14.19               $7,095,000             $2,150.00
 Common Stock (par
 value $.001)
============================================================================================================

(1) This registration statement is intended to cover the offering of up to 500,000 shares of the Company's Common Stock pursuant to its 1995 Nonstatutory Stock Option Plan for Non-Officer Employees, as amended.

(2) Estimated solely for the purpose of calculating the amount of the registration fee. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on November 3, 1997, in accordance with Rule 457(c) under the Securities Act of 1933, as amended.

================================================================================

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                                               Page 1 of _______
                                                         Exhibit Index at Page 5

      INCORPORATION OF THE CONTENTS OF REGISTRATION STATEMENTS ON FORM S-8

     The contents of Registration Statements on Form S-8 No. 333-08629, filed with the Securities and Exchange Commission on July 23, 1996, are incorporated by reference into this Registration Statement.


                                    EXHIBITS


EXHIBIT
NUMBER

5.1       Opinion of Cooley Godward LLP

23.1      Independent auditors' consent

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24        Power of Attorney is contained on the signature pages.

99.1 1995 Nonstatutory Stock Option Plan for Non-Officer Employees, as amended



                                      2.

                                  SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on November 7, 1997.


                                    WALKER INTERACTIVE SYSTEMS, INC.



                                    By:  /s/ Leonard Y. Liu
                                       --------------------
                                         Leonard Y. Liu
                                         Chairman of the Board, President and
                                         Chief Executive Officer



                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Leonard Y. Liu and Bruce C. Pollock, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                      3.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




SIGNATURE                 TITLE                                 DATE



/s/ Leonard Y. Liu        Chairman of the Board, President      November 7, 1997
---------------------     and Chief Executive Officer
    Leonard Y. Liu        (Principal Executive Officer)



/s/ Bruce C. Pollock      Chief Financial Officer               November 7, 1997
---------------------     (Principal Financial Officer)
    Bruce C. Pollock



/s/ Barbara M. Hubbard    Corporate Controller                  November 7, 1997
------------------------  (Principal Accounting Officer)
    Barbara M. Hubbard



/s/ Richard C. Alberding  Director                              November 7, 1997
------------------------
    Richard C. Alberding



/s/ Tania Amochaev        Director                              November 7, 1997
---------------------
    Tania Amochaev



/s/ William A. Hasler     Director                              November 7, 1997
------------------------
    William A. Hasler



/s/ John M. Lillie        Director                              November 7, 1997
---------------------
    John M. Lillie



/s/ David C. Wetmore      Director                              November 7, 1997
-----------------------
    David C. Wetmore

                                      4.

                                 EXHIBIT INDEX



EXHIBIT                                                                SEQUENTIAL
NUMBER                             DESCRIPTION                         PAGE NUMBER
 5.1         Opinion of Cooley Godward LLP

23.1         Independent auditors' consent

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24           Power of Attorney is contained on the signature pages.

99.1         1995 Nonstatutory Stock Option Plan for Non-Officer
             Employees, as amended


                                      5.